UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 20, 2011

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hermon Building

Yokneam, Israel 20692

(Address of Principal Executive Offices)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 20, 2011, we entered into an underwriting agreement, or the Underwriting Agreement, with J. P. Morgan Securities LLC as representative of the several underwriters named therein, or the Underwriters, relating to an underwritten public offering, or the Offering, of 3,000,000 ordinary shares. The offering price to the public is $31.75 per share, and the Underwriters have agreed to purchase the shares from us pursuant to the Underwriting Agreement at a price of $30.2419 per share. After underwriting discounts and commissions and estimated offering expenses, we expect to receive net proceeds of approximately $90.5 million, assuming no exercise by the Underwriters of their 30-day over-allotment option, which we granted to the Underwriters under the terms of the Underwriting Agreement, for the purchase of up to an additional 450,000 ordinary shares to cover over-allotments, if any. The Offering is expected to be completed on September 26, 2011, subject to customary closing conditions. J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Barclays Capital Inc. are acting as the book-running managers for the Offering.  Stifel Nicolaus Weisel is acting as co-manager for the offering.

We intend to use the net proceeds from the Offering for general corporate purposes, including working capital and potential strategic investments.

The foregoing description of the Offering is only a summary and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

The Offering is being made pursuant to our automatic universal shelf registration statement on Form S-3 (File No. 333-176913), previously filed with the Securities and Exchange Commission, or SEC. We have filed a final prospectus supplement dated September 20, 2011 relating to the Offering with the SEC.

Additionally, on September 20, 2011, we issued a press release announcing the pricing of the Offering, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

All statements included or incorporated by reference in this Current Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. More information about the risks, uncertainties and assumptions that may impact our business is set forth in our Quarterly Report on Form 10-Q filed with the SEC on August 4, 2011, and our Annual Report on Form 10-K filed with the SEC on March 7, 2011. All forward-looking statements in this Current Report on Form 8-K are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

1.1	Underwriting Agreement dated as of September 20, 2011 by and between Mellanox Technologies, Ltd. and J. P. Morgan Securities LLC as representative of the several underwriters named therein.

5.1	Opinion of Herzog Fox & Neeman.

23.1	Consent of Herzog Fox & Neeman (contained in Exhibit 5.1).

99.1	Press release dated September 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 21, 2011	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Michael Gray
	Name:	Michael Gray
	Title:	Chief Financial Officer

Exhibit Index

Number	Description

1.1	Underwriting Agreement dated as of September 20, 2011 by and between Mellanox Technologies, Ltd. and J. P. Morgan Securities LLC as representative of the several underwriters named therein.

5.1	Opinion of Herzog Fox & Neeman.

23.1	Consent of Herzog Fox & Neeman (contained in Exhibit 5.1).

99.1	Press release dated September 20, 2011.